Dreyfus
      Emerging Markets
      Fund

      ANNUAL REPORT May 31, 2002


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

The domestic and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two generally tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of stocks. After all, stocks historically have produced higher returns than bonds or money market funds. For investors with long-term perspectives and appropriate attitudes toward risk, stocks may provide considerable potential for pursuing growth over time.

Indeed, the benefits of equity investing become obvious when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to consider your long-term goals first. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2002, Dreyfus Emerging Markets Fund produced a 13.80% total return.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index" ), produced a 7.28% total return for the same period.(2)

We attribute the fund' s performance to an improving investment environment during the reporting period, in which emerging markets produced generally better returns than developed markets. We are pleased that our security selection strategy enabled the fund to produce higher returns than the MSCI EMF Index

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal. The fund invests primarily in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. "Emerging market" countries consist of all countries represented in the MSCI EMF Index or any other country Dreyfus believes has an emerging economy or market. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that will potentially trigger an increase in the stock' s price in the near- or midterm.

What other factors influenced the fund's performance?

The reporting period was particularly volatile for stocks in the emerging markets: the fund posted generally negative returns during the first half of the reporting period, followed by very positive returns during the second half. When the reporting period began, the emerging markets had been adversely affected by the economic slowdown in the United States, largely because their own economic growth relies heavily on exports to industrialized nations. When demand from U.S. and European customers weakened, the stocks of many emerging market companies fell.

Following the September 11 terrorist attacks and the surprisingly quick recovery of the U.S. markets, however, the emerging markets bounced back sharply. In fact, in the first calendar quarter of 2002 many U.S. electronics companies started to rebuild their inventories, prompting a need for increased production from emerging market manufacturers. In this environment, the fund's holdings of Taiwanese semiconductor companies and South Korean electronics firms performed well. Both were areas in which the fund was heavily concentrated.

Greater economic autonomy of emerging market nations was another major factor contributing to the fund' s positive performance. Many, but not all, emerging market countries have developed strong local economies and have gradually unlinked their currencies to the U.S. dollar. In the process of supporting their " floating rate" currencies, some emerging market governments have implemented long-awaited reforms to their financial systems and fiscal policies, including privatization of state-owned industries, improvements to regulatory and legal processes and a greater focus on shareholder value. In our view, all of these are positive developments. Argentina's ongoing financial and cur rency problems represent a clear example of how greater economic autonomy has helped insulate neighboring countries from what may have been a contagious problem several years ago.

During the reporting period, the fund benefited from its holdings in Latin America, where strengthening economies in Mexico and Brazil helped produce attractive returns from beverage bottling companies and paper and iron ore producers, respectively. In Eastern Europe and Africa, the fund's best returns came from Russian oil and gas companies, as well as South African mining companies that have benefited from the rising price of precious metals, particularly gold.

What is the fund's current strategy?

While we believe that the outlook for emerging markets is closely tied to their local economies and currencies, we also remain focused on issues affecting global economic growth. For example, we believe inventory levels of U.S. electronics companies have started to taper off, and we have trimmed our exposure to technology stocks in Taiwan and South Korea. We are currently hesitant to increase the fund' s weighting in these areas until we have more confidence in the growth of the global economy.

Instead, we have been looking for other investment opportunities, including an aluminum company in India, a credit card company in South Korea and a Brazilian bank. We believe these opportunities reflect the fund's strategy of investing in a diversified group of industries and countries.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets
Fund and the Morgan Stanley Capital International Emerging Markets Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/28/96           13.80%              4.08%             5.76%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING MARKETS FUND ON 6/28/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/96 IS USED AS THE BEGINNING VALUE ON 6/28/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2002

COMMON STOCKS--93.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.3%

Perez Companc                                                                                   322,160  (a)             163,917

Perez Companc, ADR                                                                              255,200  (a)           1,189,232

                                                                                                                       1,353,149

BRAZIL--8.1%

Banco Itau , ADR                                                                                148,400                5,156,900

Companhia de Saneamento
   Basico do Estado de Sao Paulo                                                                109,000                4,893,524

Companhia Vale do Rio Doce, ADR                                                                  42,400  (a)           1,272,000

Empresa Brasileira de Aeronautica, ADR                                                          125,300                2,957,080

Petroleo Brasileiro, ADR                                                                        411,700                9,802,577

Tele Celular Sul Participacoes, ADR                                                             211,950                2,575,193

Tele Norte Leste Participacoes, ADR                                                             336,739                4,266,483

Telecomunicacoes Brasileiras, ADR                                                               153,620                4,487,240

Ultrapar Participacoes, ADR                                                                     273,500                2,461,500

Unibanco, GDR                                                                                   245,400                5,092,050

Votorantim Celulose e Papel, ADR                                                                  3,700                   76,775

                                                                                                                      43,041,322

CHILE--.5%

Compania de Telecomunicaciones de Chile, ADR                                                     7,000                    97,230

Quinenco, ADR                                                                                  461,800                 2,415,214

                                                                                                                       2,512,444

CHINA--3.4%

Aluminum Corporation of China                                                                  2,028,000                 364,005

PetroChina, Cl. H                                                                             19,537,000               4,057,737

PetroChina, ADR                                                                                   81,600               1,711,968

Qingling Motors, Cl. H                                                                        17,451,000               2,729,550

Shandong International Power Development, Cl. H                                               16,194,000               4,204,265

Sinopec Shanghai Petrochemical                                                               12,570,000  (a)           1,772,715

Sinopec Shanghai Petrochemical, ADR                                                               3,300  (a)              46,068

Sinopec Yizheng Chemical Fibre, Cl. H                                                        17,532,400                2,877,149

                                                                                                                      17,763,457

CROATIA--.8%

Pliva d.d., GDR                                                                                 323,100  (b)           4,448,021

CZECH REPUBLIC--.6%

CEZ                                                                                           1,171,000                3,267,523

Komercni Banka, GDR                                                                                   2  (a,b)                34

                                                                                                                       3,267,557

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

EGYPT--1.9%

Commercial International Bank, GDR                                                              568,600  (b)           3,201,218

Misr International Bank, GDR                                                                    569,775  (b)             968,617

Orascom Construction Industries                                                                 307,992                2,042,121

Paints & Chemical Industries, GDR                                                               669,700  (b)             569,245

Suez Cement, GDR                                                                                464,931  (b)           3,370,750

                                                                                                                      10,151,951

GREECE--.0%

Hellenic Telecommunications Organization                                                            595                   9,588

HONG KONG--2.5%

Brilliance China Automotive                                                                  14,080,500                2,346,780

China Mobile (Hong Kong)                                                                      1,724,500  (a)           5,449,932

China Mobile (Hong Kong), ADR                                                                   192,400  (a)           3,030,300

Mandarin Oriental International                                                               1,909,000                  935,410

Shanghai Industrial Holdings                                                                    701,900                1,444,313

                                                                                                                      13,206,735

HUNGARY--2.4%

EGIS                                                                                             35,994                2,009,058

MOL Magyar Olaj-es Gazipari                                                                     154,690                3,021,987

Magyar Tavkozlesi                                                                             1,136,673                4,069,235

OTP Bank                                                                                        418,600                3,638,458

                                                                                                                      12,738,738

INDIA--10.8%

BSES                                                                                            327,639                1,488,613

BSES, GDR                                                                                       164,645  (b)           2,428,513

Bajaj Auto, GDR                                                                                 228,500  (b)           2,170,749

Bharat Heavy Electricals                                                                        716,255                2,229,436

Bharat Petroleum                                                                                 33,623  (a)             174,858

Gas Authority of India, GDR                                                                     435,100  (b)           4,133,449

Grasim Industries                                                                               215,000                1,287,788

Grasim Industries, GDR                                                                          198,100  (b)           1,292,603

Hindalco Industries                                                                              43,527                  618,312

Hindalco Industries, GDR                                                                        148,000  (b)           2,264,400

ICICI Bank, ADR                                                                                 560,200                4,145,480

ITC                                                                                             310,300                3,869,394

Indian Hotels                                                                                   423,279                1,507,737

Indian Hotels, GDR                                                                              113,550  (b)             552,988

Mahanagar Telephone Nigam                                                                       950,000                2,412,313



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIA (CONTINUED)

Mahanagar Telephone Nigam, ADR                                                                1,408,800  (a)           6,846,767

Mahindra & Mahindra                                                                             300,000  (a)             543,868

Mahindra & Mahindra, GDR                                                                      1,177,000  (a)           2,024,440

NIIT                                                                                            224,700                1,076,427

Reliance Industries                                                                           1,394,200  (a)           7,501,689

State Bank of India                                                                             248,500                1,115,233

State Bank of India, GDR                                                                        322,400  (b)           3,272,360

Tata Engineering & Locomotive                                                                   260,000  (a)             643,236

Tata Engineering & Locomotive, GDR                                                            1,461,700  (a,b)         3,581,164

                                                                                                                      57,181,817

INDONESIA--2.3%

PT Indofood Sukses Makmur                                                                    36,880,000               4,664,329

PT Indonesian Satellite                                                                       2,386,500                3,224,073

PT Telekomunikasi Indonesia                                                                   9,297,000                4,355,881

                                                                                                                      12,244,283

ISRAEL--3.0%

AudioCodes                                                                                      422,900  (a)           1,450,547

Bank Hapoalim                                                                                 5,266,400                7,993,500

Check Point Software Technologies                                                               175,800  (a)           2,869,691

ECI Telecom                                                                                     589,800  (a)           2,081,994

Taro Pharmaceutical Industries                                                                   60,900  (a)           1,716,162

                                                                                                                      16,111,894

MALAYSIA--2.2%

Genting                                                                                         448,100                1,768,769

Malaysia International Shipping                                                               2,210,400                4,129,849

Sime Darby                                                                                    4,038,800                5,579,775

                                                                                                                      11,478,393

MEXICO--9.2%

Alfa                                                                                          1,302,900  (a)           2,486,605

Apasco                                                                                          718,200                4,611,200

Cemex                                                                                           639,000                3,823,660

Consorcio ARA                                                                                 1,066,500  (a)           1,935,873

Controladora Comercial Mexicana                                                               4,902,200                3,559,320

Desc, Ser. B                                                                                  7,495,800                4,703,826

Grupo Aeroportuario del Sureste, ADR                                                             68,400  (a)           1,039,680

Grupo Continental                                                                             1,555,550                2,452,480

Kimberly-Clark de Mexico, Cl. A                                                               2,946,800                8,830,314

                                                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEXICO (CONTINUED)

Pepsi-Gemex, GDR                                                                                245,403  (a)           2,463,846

Telefonos de Mexico, Ser. L, ADR                                                                361,970  (a)          12,596,556

                                                                                                                      48,503,360

PANAMA--.4%

Banco Latinoamericano de Exportaciones, Cl. E                                                   119,900                2,218,150

PHILIPPINES--2.2%

ABS-CBN Broadcasting                                                                          1,674,100  (a)             934,226

Bank of the Philippine Islands                                                                1,788,390                1,996,011

Manila Electric, Cl. B                                                                        6,907,264  (a)           4,267,567

Philippine Long Distance Telephone                                                              212,870  (a)           1,856,116

Philippine Long Distance Telephone, ADR                                                         241,550  (a)           2,137,718

Universal Robina                                                                              7,937,160                  696,034

                                                                                                                      11,887,672

POLAND--2.8%

Bank Przemyslowo-Handlowy PBK                                                                    39,108                2,900,133

KGHM Polska Miedz                                                                             1,845,009                6,496,672

Polski Koncern Naftowy Orlen                                                                    703,543  (a)           3,440,244

Telekomunikacja Polska                                                                          507,838  (a)           1,757,724

                                                                                                                      14,594,773

RUSSIA--1.1%

LUKOIL, ADR                                                                                      83,900                5,925,437

SOUTH AFRICA--7.3%

ABSA                                                                                          1,639,881                5,327,473

Aveng                                                                                         2,852,997                2,374,244

Barloworld, ADR                                                                                      40                      276

Bidvest                                                                                         811,923                4,073,812

Edgars Consolidated Stores                                                                      370,550                1,333,387

Foschini                                                                                      2,553,523                2,303,619

Metro Cash and Carry                                                                          8,206,063                2,121,074

Nampak                                                                                        4,534,196                6,664,218

Nedcor                                                                                          530,191                7,013,322

Sage                                                                                            549,837                  390,133

Steinhoff International                                                                         558,455                  450,025

Tiger Brands                                                                                    737,400                5,426,511

Woolworths                                                                                    2,084,487                  950,807

                                                                                                                      38,428,901

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--14.8%

Cheil Jedang                                                                                     94,000                4,242,115

Hyundai Development                                                                             429,800  (a)           2,619,221

Hyundai Motor                                                                                    31,010                1,027,878

Kookmin Bank                                                                                     65,100                3,361,418

Kookmin Bank, ADR                                                                               129,274                6,679,588

Korea Electric Power                                                                            757,400               15,718,093

Korea Exchange Bank Credit Services                                                             283,200                6,157,029

Korea Fine Chemical                                                                              56,556                  815,062

KT, ADR                                                                                         276,450                6,551,865

POSCO                                                                                            37,840                4,347,097

POSCO, ADR                                                                                      144,950                4,094,837

SK                                                                                              545,709                8,583,580

Samsung                                                                                         718,160                5,044,803

Samsung Electronics                                                                              18,510                5,213,226

Samsung SDI                                                                                      51,930                4,092,647

                                                                                                                      78,548,459

TAIWAN--9.8%

Advanced Semiconductor
   Engineering                                                                                4,212,100  (a)           3,431,623

Asustek Computer                                                                              1,485,000                4,935,441

China Motor                                                                                   2,422,000                2,272,406

China Steel                                                                                  10,057,750                4,910,549

China Steel, ADR                                                                                 72,643  (b)             726,430

Compal Electronics                                                                            3,522,375  (a)           4,278,650

Elan Microelectronics                                                                         2,260,500                2,858,868

Nan Ya Plastic                                                                                4,960,140                4,741,310

Nien Hsing Textile                                                                            3,071,000                2,691,641

Powerchip Semiconductor, GDR                                                                    800,000  (a,b)         3,740,000

SinoPac Holdings                                                                             12,553,602                5,870,655

Standard Foods Taiwan                                                                         3,316,984                  878,025

Standard Foods Taiwan, GDR                                                                          978  (b)               1,296

Taiwan Cellular                                                                               2,371,000                2,970,723

United Microelectronics                                                                       4,084,000  (a)           5,441,329

Yageo                                                                                         3,434,000  (a)           2,030,100

                                                                                                                      51,779,046

                                                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

THAILAND--3.2%

Hana Microelectronics                                                                           921,800                1,850,567

PTT Exploration and Production                                                                1,481,000                4,477,279

Siam Commercial Bank                                                                          5,438,000  (a)           3,885,203

Siam Makro                                                                                      455,000                  510,451

Thai Farmers Bank                                                                             7,456,600  (a)           6,340,047

                                                                                                                      17,063,547

TURKEY--1.6%

Akcansa Cimento                                                                             230,454,900                1,376,806

Hurriyet Gazetecilik ve Matbaacilik                                                         385,905,378  (a)           1,072,332

Turk Ekonomi Bankasi, ADR                                                                       299,525  (a,b)           441,799

Tupras-Turkiye Petrol Rafinerileri                                                              558,000                2,597,151

Uzel Makina Sanayii, ADR                                                                        188,325  (a,b)            61,206

Yapi ve Kredi Bankasi                                                                     1,148,421,100  (a)           2,832,160

                                                                                                                       8,381,454

UNITED KINGDOM--1.8%

Dimension Data                                                                                3,753,028  (a)           3,169,357

Old Mutual                                                                                    4,038,633                6,350,670

                                                                                                                       9,520,027

TOTAL COMMON STOCKS

   (cost $474,281,144)                                                                                               492,360,175
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL:

Companhia Energetica de Minas Gerais                                                            476,718                6,409,277

Petroleo Brasileiro                                                                             108,000                2,339,356

TOTAL PREFERRED STOCKS

   (cost $8,925,113)                                                                                                   8,748,633


                                                                                              Principal
SHORT-TERM INVESTMENTS--1.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.62%, 6/6/2002                                                                               7,016,000                7,015,018

1.63%, 6/6/2002                                                                                 715,000                  714,671

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,729,035)                                                                                                   7,729,689
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $490,935,292)                                                             96.1%              508,838,497

CASH AND RECEIVABLES (NET)                                                                         3.9%               20,616,014

NET ASSETS                                                                                       100.0%              529,454,511

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2002,
     THESE SECURITIES AMOUNTED TO $37,224,842 OR 7.0% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           490,935,292   508,838,497

Cash                                                                  4,566,874

Cash denominated in foreign currencies                 17,070,204    17,324,539

Receivable for shares of Common Stock subscribed                      1,881,506

Dividends receivable                                                  1,871,046

Receivable for investment securities sold                             1,429,201

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                    27,312

Prepaid expenses                                                         50,427

                                                                    535,989,402
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           673,489

Payable for investment securities purchased                           5,358,345

Payable for shares of Common Stock redeemed                             136,420

Accrued expenses                                                        366,637

                                                                      6,534,891
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      529,454,511
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     533,234,762

Accumulated undistributed investment income--net                      3,443,245

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (25,393,276)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   18,169,780
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      529,454,511
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      40,504,672

NET ASSET VALUE, offering and redemption
  price per share--Note 3(d) ($)                                          13.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $793,212 foreign taxes withheld at source)   12,399,195

Interest                                                               183,591

TOTAL INCOME                                                        12,582,786

EXPENSES:

Management fee--Note 3(a)                                            3,929,905

Shareholder servicing costs--Note 3(b)                               1,026,618

Custodian fees                                                         597,234

Registration fees                                                       57,791

Professional fees                                                       44,133

Prospectus and shareholders' reports                                    27,218

Directors' fees and expenses--Note 3(c)                                 23,142

Loan commitment fees--Note 2                                             3,792

Miscellaneous                                                           19,552

TOTAL EXPENSES                                                       5,729,385

INVESTMENT INCOME--NET                                               6,853,401
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (6,745,855)

Net realized gain (loss) on forward currency exchange contracts       (656,885)

NET REALIZED GAIN (LOSS)                                            (7,402,740)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                     50,455,232

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              43,052,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                49,905,893

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,853,401           2,473,982

Net realized gain (loss) on investments        (7,402,740)         (14,701,456)

Net unrealized appreciation
   (depreciation) on investments              50,455,232            6,577,994

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  49,905,893          (5,649,480)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,999,902)         (2,498,924)

Net realized gain on investments                       --        (29,726,012)

TOTAL DIVIDENDS                               (3,999,902)        (32,224,936)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 380,384,003        206,504,644

Dividends reinvested                            2,821,678         25,171,939

Cost of shares redeemed                      (156,929,595)      (162,750,915)

Redemption fee                                     89,862             99,919

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                 226,365,948         69,025,587

TOTAL INCREASE (DECREASE) IN NET ASSETS       272,271,939         31,151,171
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           257,182,572        226,031,401

END OF PERIOD                                 529,454,511        257,182,572

Undistributed investment income--net            3,443,245          2,063,172
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    31,456,643        15,872,502

Shares issued for dividends reinvested            253,281         2,282,134

Shares redeemed                               (13,279,259)      (12,682,293)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  18,430,665         5,472,343

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended May 31,
                                                                 -----------------------------------------------------

                                                                 2002         2001         2000       1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.65        13.61        12.55     11.18         14.21

Investment Operations:

Investment income--net                                            .25(a)       .13(a)       .22(a)    .14           .04

Net realized and unrealized

   gain (loss) on investments                                    1.33         (.37)        1.95      1.33         (2.62)

Total from Investment Operations                                 1.58         (.24)        2.17      1.47         (2.58)

Distributions:

Dividends from investment
   income--net                                                   (.16)        (.13)       (.11)      (.09)         (.02)

Dividends from net realized
   gain on investments                                             --        (1.59)      (1.01)      (.02)         (.24)

Dividends in excess of net

   realized gain on investments                                    --           --          --         --          (.20)

Total Distributions                                              (.16)       (1.72)      (1.12)      (.11)         (.46)

Redemption fee added
   to paid-in capital                                             .00(b)       .00(b)      .01        .01           .01

Net asset value, end of period                                  13.07        11.65       13.61      12.55         11.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                13.80         (.99)      16.54      13.56        (18.11)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            1.82         1.79        1.85       1.88          1.94

Ratio of net investment income

   to average net assets                                         2.18         1.02        1.48       1.42           .54

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --          --          --          --           .00(c)

Portfolio Turnover Rate                                         62.10       78.00      105.84       87.81         87.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                529,455     257,183     226,031      94,354        74,828

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that, effective October 5, 2001, offers one series, the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,488 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,470,576, accumulated capital losses $14,764,482 and unrealized appreciation $7,853,653. In addition, the fund had $339,998 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $14,764,482 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2002 and May 31, 2001, respectively, were as follows: ordinary income $3,999,902 and $28,830,770 and long-term capital gains $0 and $3,394,166.

During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $1,473,426, increased net realized gain (loss) on investments by $1,842,107 and decreased paid-in capital by $368,681. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2002, the fund was charged $785,981 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $82,759 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2002, amounted to $401,462,837 and $185,580,453, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at May 31, 2002:



                                                  Foreign                                    Unrealized
Forward Currency                                  Currency                                  Appreciation
    Exchange Contracts                             Amounts       Cost ($)    Value ($)     (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Hong Kong Dollar,
    expiring 6/3/2002                             2,849,478      365,341        365,322                (19)

SALES:                                                         Proceeds ($)

South African Rand,
    expiring 6/3/2002                            16,000,000     1,649,145     1,621,813             27,331

TOTAL                                                                                               27,312

At May 31, 2002, the cost of investments for federal income tax purposes was $501,224,088; accordingly, accumulated net unrealized appreciation on investments was $7,614,409, consisting of $59,800,392 gross unrealized appreciation and $52,185,983 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Emerging Markets fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Fund, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2002, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 10, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2002:

-- the total amount of taxes paid to foreign countries was $793,212.

-- the total amount of income sourced from foreign countries was $7,463,021.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David P. Feldman (62)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* AT&T Investment Management Corporation, Chairman and Chief Executive Officer (Retired 1997)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds)

* The Jeffrey Company, a private investment company

* QMED, a medical device company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                                --------------

James F. Henry (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

Rosalind Gersten Jacobs (76)

Board Member (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


Dr. Paul A. Marks (75)

Board Member (1979)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Pfizer, Inc., (Director Emeritus), pharmaceutical company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Dr. Martin Peretz (62)

Board Member (1974)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic magazine

* Lecturer in Social Studies at Harvard University

* Co-chairman of TheStreet.com

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education

* Digital Learning Group, LLC., an online publisher of college textbooks

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Bert W. Wasserman (69)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc.

* Lillian Vernon Corporation

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

President, Chief Operating Officer and Chief Investment Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) advised and administered by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) advised and administered by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) advised and administered by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) advised and administered by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                                                           For More Information

                        Dreyfus
                        Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  327AR0502